UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                           SCHEDULE 14A
                      Amendment No. 1

         Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

Filed by the Registrant                         [X]
Filed by a Party other than the Registrant      [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e) (2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12


                   GLOBALWISE INVESTMENTS, INC.
         -----------------------------------------------
         (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

      4)  Proposed maximum aggregate value of transaction:

      5)  Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount previously paid:

      2)  Form, Schedule or Registration Statement No.:

      3)  Filing Party:

     4)  Date Filed:

                      Globalwise Investments
                           Incorporated
                  2157 Lincoln Street, Suite 300
                    Salt Lake City, Utah 84106



                         November 1, 2005

To our stockholders:

You are cordially invited to attend the annual meeting of stockholders of Globalwise Investments, Inc. on Tuesday, November 22, 2005, at the Grand America Hotel, located at 555 South Main, Salt Lake City, Utah, at 2:00 p.m. local time.

The matters expected to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting of Stockholders and the Proxy Statement. We have also enclosed a copy of the annual report on Form 10-KSB for the year ended December 31, 2004 which includes audited financial statements and certain other information.

It is important that you use this opportunity to take part in the affairs of Globalwise Investments, Inc. by voting on the business to come before this meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does not deprive you of your right to attend the meeting and vote your shares in person.

During the next year we intend to continue to seek a business opportunity that we may acquire or merge into. At this time we have not identified any business opportunity, nor have we reached any preliminary or definitive agreements or understandings with any person concerning an acquisition or
merger.   However, based on current economic and regulatory conditions, management believes that it is possible, if not probable, for a company like ours, without many assets or liabilities, to negotiate a merger or acquisition with a viable private company. We will continue our search for this business opportunity.

We ask for your continued support by your attendance at the shareholders' meeting.


          Sincerely,


          /s/ Donald R. Mayer

          Donald R. Mayer
          President

      ______________________________________________________

              NOTICE OF GLOBALWISE INVESTMENTS, INC.
                  ANNUAL MEETING OF STOCKHOLDERS
                   To Be Held November 22, 2005
     _______________________________________________________


Dear Stockholders:

It is my pleasure to invite you to the Annual Meeting of the Stockholders of Globalwise Investments, Inc., which will be held on Tuesday, November 22, 2005, at 2:00 p.m. local time, at the Grand America Hotel, located at 555 South Main, Salt Lake City, Utah.

The purposes of the meeting will be to:

      .     Elect two directors to our Board of Directors; and

      . Transact such other business as may properly come before the meeting, or any adjournment or postponement of the meeting.

Only stockholders of record at the close of business on October 11, 2005 are entitled to vote at the meeting, or any adjournment or postponement of the meeting. We are mailing proxy solicitation material to our stockholders commencing on or about November 4, 2005. We must receive your proxy on or before November 18, 2005 in order for your proxy to be voted at the meeting.

You are invited to attend the meeting. Regardless of whether you expect to attend the meeting in person, we urge you to read the attached proxy statement and sign and date the accompanying proxy card and return it in the enclosed postage-paid envelope. It is important that your shares be represented at the meeting.

            By Order of the Board of Directors,

              /s/ Linda L. Perry
        By: _____________________________________
              Linda L. Perry, Secretary


Salt Lake City, Utah
November 1, 2005

                        TABLE OF CONTENTS


General Information.........................................................1

Information Regarding the Meeting...........................................1

Election of Directors.......................................................3

Our Management..............................................................4

Director and Executive Officer Compensation.................................5

Voting Securities and Principal Holders of Them.............................5

Independent Public Accountants .............................................6

Stockholder Proposals for 2006 Annual Meeting...............................7

Other Matters...............................................................7

Appendices
   Appendix A  - Proxy Card

------------------------------------------------------------------------------
                       GENERAL INFORMATION
------------------------------------------------------------------------------

Globalwise Investments, Inc. is a development stage company and our business plan is to seek, investigate, and, if warranted, acquire an interest in a business opportunity. Based on current economic and regulatory conditions, management believes that it is possible, if not probable, for a company like ours, without many assets or liabilities, to negotiate a merger or acquisition with a viable private company. The opportunity arises principally because of the high legal and accounting fees and the length of time associated with the registration process of "going public."

We sent you this proxy statement and the enclosed proxy card because our Board of Directors (the "Board") is soliciting your proxy for use at our annual meeting of stockholders. All holders of record of our shares of common stock on October 11, 2005 are entitled to vote at the meeting. At the meeting, you will be asked to:

..       Elect two directors to our Board; and

..       Transact such other business as may properly come before the meeting, or any adjournment or postponement of the meeting.

This proxy statement and the accompanying proxy card were first mailed to our stockholders on or about November 4, 2005. We are paying all of the costs of this proxy solicitation. We have included the information required by Rule 14a-3 of the Rules of the Securities and Exchange Commission ("SEC") in this proxy statement. We have also provided our annual report on Form 10-KSB that includes audited financial statements for our last fiscal year, which ended December 31, 2004. If you would like copies of any of our filings with the SEC, other than the filings we are delivering to you in connection with this proxy statement, you may request copies of the filings by sending your request in writing to:

                      Stockholder Relations
                   Globalwise Investments, Inc.
                2157 S. Lincoln Street, Suite 300
                    Salt Lake City, Utah 84106


We will not charge you for any of the copies.


------------------------------------------------------------------------------
                INFORMATION REGARDING THE MEETING
------------------------------------------------------------------------------

What may I vote on? You will be entitled to vote, either in person or by proxy, on the election of two directors and any other business properly brought before the meeting.

How does the Board recommend I vote on the nominees? The Board recommends a vote FOR each director.

Who is entitled to vote? Stockholders as of the close of business on October 11, 2005 (the record date) are entitled to vote at the meeting.

How do I vote? Sign and date the proxy card you receive with this proxy statement and return it in the postage-paid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the nominees. You have the right to revoke your proxy at any time before the meeting by:

..     notifying our Corporate Secretary, Linda L. Perry; OR

..     voting in person; OR

..     returning a proxy card with a later date.

Who will count the votes? We have appointed Standard Register and Transfer, our transfer agent, as the inspector of the election. He will count and tabulate the votes.

Is my vote confidential?  Your vote will not be disclosed except:

..     as needed to permit the inspector of the election to tabulate and certify the vote;

..     as required by law; or

..     in limited circumstances, such as a proxy contest in opposition to the
      Board.

Additionally, all comments written on the proxy card or elsewhere will be forwarded to our management, but your identity will be kept confidential unless you ask that your name be disclosed.

What shares are included on the proxy card? The shares on your proxy card represent ALL of your shares, including those shares held in your accounts at various brokerages. If you do not return your proxy card, your shares will not be voted.

What does it mean if I get more than one proxy card? If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all the proxy cards you receive to ensure that all your shares are voted.

How many shares can vote? As of the record date 802,000 shares of common stock were outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter being considered.

What is a "quorum"?  A "quorum" is a majority of the outstanding shares, or
more than 401,000 shares.   There must be a quorum for the meeting to be held
and the shares may be present at the meeting or represented by proxy. For a proposal to be adopted it must be approved by more than 50% of the shares voting at a meeting at which there is a quorum. The two nominees for director receiving the highest number of affirmative votes will be elected as directors. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. However, abstentions are not counted in the tally of votes FOR or AGAINST a nominee.
We intend to treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) as shares that are presented and entitled to vote for purposes of determining the presence of a quorum; however, we will not consider broker non-votes as votes cast either for or against a particular matter.

Who can attend the annual meeting? All of our stockholders on October 11, 2005, may attend. Due to limited space in the meeting room, we are limiting the persons who can attend the meeting to our stockholders, their representatives, our directors, executive officers and our representatives.

How will voting on any other business be conducted? Although we do not know of any business to be considered at the meeting other than the election of directors described in this proxy statement, if any other business is presented at the meeting, then your signed proxy card gives authority to Donald R. Mayer, our President, to vote on those matters at his discretion.

Who are the largest principal stockholders? As of October 11, 2005, one of our stockholders, Brent Nelson , owned 175,000 shares, or 21.8% of our outstanding common stock.

How much did this proxy solicitation cost? We will prepare and distribute the proxy materials and will handle the solicitations of votes. We estimate that our costs for those actions will be approximately $2,000. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

How do I revoke my proxy after I give it? A stockholder giving a proxy pursuant to this solicitation may revoke it at any time prior to its exercise at the meeting by delivering to our Corporate Secretary a written notice of revocation, or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Attendance at the meeting will not; however, constitute revocation of your proxy without your further action. Any written notice revoking your proxy should be sent to our principal executive offices addressed as follows:

                      Stockholder Relations
                   Globalwise Investments, Inc.
                2157 S. Lincoln Street, Suite 300
                    Salt Lake City, Utah 84106


------------------------------------------------------------------------------
                      ELECTION OF DIRECTORS
------------------------------------------------------------------------------

Nominees

You are being asked to elect Mr. Donald R. Mayer and Mrs. Linda L. Perry to our Board. Our bylaws provide for two directors and our Board may fill a vacancy on the Board until the next shareholders' meeting. Each of these nominees for director is now a member of our Board. Mr. Mayer was appointed a director in July 2000 to fill a vacancy after former director, Brent Nelson, resigned. Mrs. Perry was appointed a director in 2001 to fill a vacancy after a former director resigned. There are no familial relationships between or among the nominees.

Since we have limited operations, our Board met one time during the year ended December 31, 2004, and has held one meeting during the 2005 year.

Biographical Information about the Nominees

The following information was provided to us by each of the nominees:

Donald R. Mayer - Mr. Mayer is the President and a director of Universal Business Insurance, an insurance company that he founded. He has worked in the insurance industry for over twenty years, specializing in the motel/hotel industry. He graduated from the University of Utah, located in Salt Lake City, Utah, with a bachelors degree in accounting.

Linda L. Perry - Mrs. Perry serves as President of Business Builders, Inc., a privately held business consulting firm which she co-founded in 1997. She attended Weber State College, located in Ogden, Utah.

Related Party Transactions with the Nominees

During the past three years, we have not engaged in any transactions in excess of $60,000 involving the nominees for director or the immediate family members of such persons.

Nominee Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and persons who own more than five percent of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Officers, directors and ten-percent or more beneficial owners of our common stock are required by SEC regulations to furnish Globalwise Investments, Inc. with copies of all Section 16(a) reports they file and provide written representation that no Form 5 is required. Based upon a review of these forms we believe no reports were required to be filed for the year ended December 31, 2004.

Proxy Vote

The person named as proxy holder in the enclosed proxy card (Mr. Mayer) has advised us that, unless a contrary direction is indicated on a proxy card, he intends to vote FOR the election of the two nominees. He has also advised us that if any of the two nominees are not available for election for any reason, then he will vote FOR the election of such substitute nominee or nominees, if any, as the Board may propose. Each person nominated for election has agreed to serve if elected, and the Board has no reason to believe that any nominee will be unavailable to serve if elected.

      The Board of Directors recommends that you vote -FOR-
                   all of the director nominees.


------------------------------------------------------------------------------
                          OUR MANAGEMENT
------------------------------------------------------------------------------

Directors and Executive Officers

Our executive officers and directors are listed below.

Name                Age     Position Held                    Director Since
-----              -----    ------------------------------   --------------
Donald R. Mayer     66      President, Director              July 2000
Linda L. Perry      61      Secretary/Treasurer, Director    July 2001


Committees

Because we have minimal operations we do not have an audit, nominating or compensation committee serving at this time.

Communications with the Board

Our Board and each director accepts communications from stockholders and any such communications should be directed to the Board or an individual director at:

                        Board of Directors
                   Globalwise Investments, Inc.
                2157 S. Lincoln Street, Suite 300
                    Salt Lake City, Utah 84106


------------------------------------------------------------------------------
           DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
------------------------------------------------------------------------------

Executive Officers

None of our named executive officers received any cash compensation, bonuses, stock appreciation rights, long term compensation, stock awards or long-term incentive rights in excess of $100,000 from us during the past three fiscal years. Mr. Mayer, our President, who acts in the capacity of chief executive officer did not receive compensation during the year ended December 31, 2004. We have not entered into employment contracts with our executive officers and their compensation, if any, will be determined at the discretion of our board of directors

Compensation of Directors

We do not have any standard arrangement for compensation of our directors for any services provided as director, including services for committee participation or for special assignments.


------------------------------------------------------------------------------
         VOTING SECURITIES AND PRINCIPAL HOLDERS OF THEM
------------------------------------------------------------------------------

The following tables set forth the beneficial ownership of our outstanding common stock by:
..     each person or group known by us to own more than 5%;
..     each of our executive officers;
..     each of our directors; and
..     all executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investing power with respect to securities. For purposes of calculating the percentages shown in the chart, each person listed is also deemed to beneficially own any shares issuable on either the exercise of vested options or warrants held by that person and that are exercisable within 60 days after October 11, 2005. The persons named in the table have sole voting and investing power with respect to all shares of common stock shown as beneficially owned by them. The percentage calculation of beneficial ownership is based on 802,000 shares of common stock outstanding as of October 11, 2005.

                    CERTAIN BENEFICIAL OWNERS

Name and Address of                Number of Shares of
Beneficial Owners                  Common Stock           Percentage of Class
--------------------------------   --------------------   -------------------
Brent Nelson                           175,000                21.8%
1238 Thames Ct.
Salt Lake City, Utah 84123


                            MANAGEMENT

Name and Address of                Number of Shares of
Beneficial Owners                  Common Stock            Percentage of Class
--------------------------------   ---------------------   -------------------
Donald R. Mayer                          7,500               Less than 1%
6360 South 3000 East #205
Salt Lake City, Utah 84121


-----------------------------------------------------------------------------
                  INDEPENDENT PUBLIC ACCOUNTANTS
-----------------------------------------------------------------------------

Our independent public accountant for the current year is Chisholm, Bierwolf and Nilson, LLC Certified Public Accountants. This firm audited our financial statements for the year ended December 31, 2004 and 2003. We expect a representative from this firm to be present at the stockholders' meeting on November 22, 2005, to respond to appropriate questions.

Independent Public Accountant Fees

The following table presents the aggregate fees billed for each of the last two fiscal years by our independent accountant, Chisholm, Bierwolf and Nilson, LLC, in connection with the audit of our financial statements and other professional services rendered by that firm.

                                   2004           2003
     Audit fees                 $     1,379    $    1,169
     Audit-related fees                  0              0
     Tax fees                            0              0
     All other fees             $        0     $        0

Audit fees represent the professional services rendered for the audit of our annual financial statements and the review of our financial statements included in quarterly reports, along with services normally provided by the accountant in connection with statutory and regulatory filings or engagements. Audit-related fees represent professional services rendered for assurance and related services by the independent accountant that are reasonably related to the performance of the audit or review of our financial statements that are not reported under audit fees.

Tax fees represent professional services rendered by the independent accountant for tax compliance, tax advise, and tax planning. All other fees represent fees billed for products and services provided by the independent accountant, other than the services reported for the other categories.

Audit Committee Pre-approval Policies

We do not have an audit committee currently serving and as a result our board of directors performs the duties of an audit committee. Our board of directors will evaluate and approve in advance, the scope and cost of the engagement of an auditor before the auditor renders audit and non-audit services. We do not rely on pre-approval policies and procedures.


------------------------------------------------------------------------------
          STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING
------------------------------------------------------------------------------

The rules of the SEC provide that stockholder proposals may be considered for inclusion in the proxy material for an annual meeting under certain circumstances. Stockholders' proposals for the 2006 annual meeting must be received by the Board no later then October 3, 2006, but no sooner than September 3, 2006, and should be addressed to:

                      Stockholder Relations
                   Globalwise Investments, Inc.
                2157 S. Lincoln Street, Suite 300
                    Salt Lake City, Utah 84106


------------------------------------------------------------------------------
                          OTHER MATTERS
------------------------------------------------------------------------------

The Board does not presently intend to bring any other business before the meeting and we know of no other matters that are to be brought before the meeting except as specified in the notice of the meeting. If any additional business properly comes before the meeting, then your shares will be voted in accordance with the judgment of the persons voting your proxy.


                              By Order of the Board of Directors


                              /s/ Donald R. Mayer
                              ______________________________
                              Donald R. Mayer, President

Salt Lake City, Utah
November 1, 2005


ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE
 ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
       THANK YOU FOR YOUR PROMPT ATTENTION TO THIS MATTER.

Appendix A

------------------------------------------------------------------------------
                            P R O X Y

                   GLOBALWISE INVESTMENTS, INC.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Donald R. Mayer, as proxy, to vote all shares of Common Stock of Globalwise Investments, Inc. (the "Company") held of record by the undersigned as of October 11, 2005 (the record date) with respect to this solicitation, at the Company's 2005 Annual Meeting of Stockholders to be held at the Grand America Hotel located at 550 South Main Street, Salt Lake City, Utah on Tuesday, November 22, 2005, at 2:00 p.m. Mountain Time and all adjournments thereof, upon the following matters.

    THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                  EACH OF THE DIRECTOR NOMINEES.


        IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE



                         SEE REVERSE SIDE
------------------------------------------------------------------------------
                               -8-

[x]  Please mark votes as in
     this example in dark ink only.



  -------------------------------------------------------------------------
 |         THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"        |
 |                      EACH OF THE DIRECTOR NOMINEES                      |
 |-------------------------------------------------------------------------|
 |                                                                         |
 |  The election of Donald R. Mayer and Linda L.                           |
 |  Perry as directors of the Company.                                     |
 | (Check one of the following blanks):                                    |
 |                                                              WITHHOLD   |
 |                                                FOR           AUTHORITY  |
 | (FOR all of the above mentioned nominees       [ ]              [ ]     |
 | (except do not vote for the nominee(s) whose                            |
 |  name(s) appear(s) in the following space                               |
 |                                                                         |
 | _____________________________________________                           |
 |                                                                         |
 |                                                                         |
  -------------------------------------------------------------------------


                              Please sign below, date and return promptly:

                              Date: _____________________________, 2005

                              ______________________________________________
                                                Signature

                              ______________________________________________
                              Additional signatures if jointly held (if applicable). If signing as Attorney, Administrator, Executor, Guardian, or Trustee, please add your title as such.

                               -9-